Exhibit 4.2

FOURTH SUPPLEMENTAL INDENTURE

AMONG

CHEVRON U.S.A. INC.,

as Issuer

and

CHEVRON CORPORATION,

as Guarantor

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

Dated as of August 13, 2025

Signatures

Exhibits

Exhibit A – Form of 2027 Fixed Rate Note
Exhibit B – Form of 2028 Fixed Rate Note
Exhibit C – Form of 2028-B Floating Rate Note
Exhibit D – Form of 2030 Fixed Rate Note
Exhibit E – Form of 2030 Floating Rate Note
Exhibit F – Form of 2032 Fixed Rate Note
Exhibit G – Form of 2035 Fixed Rate Note

FOURTH SUPPLEMENTAL INDENTURE

THIS FOURTH SUPPLEMENTAL INDENTURE, dated as of August 13, 2025, among CHEVRON U.S.A. INC., a Pennsylvania corporation, as Issuer (the “Company”), CHEVRON CORPORATION, a Delaware corporation, as Guarantor (“Guarantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York State banking corporation, as Trustee (the “Trustee”) and Calculation Agent (as defined herein).

W I T N E S S E T H:

WHEREAS, the Company, the Guarantor and the Trustee have entered into that certain Indenture dated as of August 12, 2020 (the “Indenture”);

WHEREAS, pursuant to the provisions of Section 3.1 of the Indenture, the Company wishes to enter into this Fourth Supplemental Indenture to establish the terms and provisions of seven series of Securities (as defined in the Indenture);

WHEREAS, the Company, the Guarantor and the Trustee previously entered into that certain Third Supplemental Indenture, dated as of February 26, 2025 (the “Third Supplemental Indenture”), providing for the issuance of certain debt securities, including the Floating Rate Notes (as such term is defined in the Third Supplemental Indenture, the “Third Supplemental Indenture Floating Rate Notes”);

WHEREAS, pursuant to the provisions of Section 9.1(12) of the Indenture, the Company, the Guarantor and the Trustee may, without the consent of any Holders, enter into one or more supplemental indentures to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision therein;

WHEREAS, the Company, the Guarantor and the Trustee wish to enter into Article IV of this Fourth Supplemental Indenture to modify the definition of “Interest Determination Date” and related provisions in the Third Supplemental Indenture with respect to the Third Supplemental Indenture Floating Rate Notes to cure potential ambiguity regarding the determination method of such date for such Third Supplemental Indenture Floating Rate Notes;

WHEREAS, in compliance with the requirements of the Indenture, each of the Company and Guarantor has duly authorized the execution and delivery of this Fourth Supplemental Indenture, and all things necessary have been done to make this Fourth Supplemental Indenture a valid agreement of the Company and the Guarantor in accordance with its terms:

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and the mutual covenants set forth herein, the Company and the Guarantor covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

Article One

DEFINITIONS

Section 1.01 Definitions. The terms defined in this Section 1.01 shall, for all purposes of the Indenture and this Fourth Supplemental Indenture have the meanings herein specified, unless the context clearly otherwise requires.

(A) 2027 Fixed Rate Notes

The term “2027 Fixed Rate Notes” shall mean the $500,000,000 in aggregate principal amount 3.950% Notes Due 2027.

(B) 2027 Notes

The term “2027 Notes” shall mean the 2027 Fixed Rate Notes.

(C) 2028 Fixed Rate Notes

The term “2028 Fixed Rate Notes” shall mean the $650,000,000 in aggregate principal amount 4.050% Fixed Rate Notes Due 2028.

(D) 2028-B Floating Rate Notes

The term “2028-B Floating Rate Notes” shall mean the $600,000,000 in aggregate principal amount Floating Rate Notes Due 2028-B.

(E) 2028 Notes

The term “2028 Notes” shall mean the 2028 Fixed Rates Notes and the 2028-B Floating Rate Notes.

(F) 2030 Fixed Rate Notes

The term “2030 Fixed Rate Notes” shall mean the $1,200,000,000 in aggregate principal amount 4.300% Notes Due 2030.

(G) 2030 Floating Rate Notes

The term “2030 Floating Rate Notes” shall mean the $400,000,000 in aggregate principal amount Floating Rate Notes Due 2030.

(H) 2030 Notes

The term “2030 Notes” shall mean the 2030 Fixed Rate Notes and the 2030 Floating Rate Notes.

(I) 2032 Fixed Rate Notes

The term “2032 Fixed Rate Notes” shall mean the $1,250,000,000 in aggregate principal amount 4.500% Notes Due 2032.

(J) 2032 Notes

The term “2032 Notes” shall mean the 2032 Fixed Rate Notes.

(K) 2035 Fixed Rate Notes

The term “2035 Fixed Rate Notes” shall mean the $900,000,000 in aggregate principal amount 4.850% Notes Due 2035.

(L) 2035 Notes

The term “2035 Notes” shall mean the 2035 Fixed Rate Notes.

(M) Benchmark

“Benchmark” means, initially, Compounded SOFR (as defined herein); provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(N) Benchmark Replacement

The term “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(O) Benchmark Replacement Adjustment

The term “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(P) Benchmark Replacement Conforming Changes

The term “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Period and other administrative matters) that the Company or its Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its Designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its Designee determine is reasonably necessary).

(Q) Benchmark Replacement Date

The term “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(R) Benchmark Transition Event

The term “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(S) Blanket Issuer Letter of Representations

The term “Blanket Issuer Letter of Representations” shall mean the Blanket Issuer Letter of Representations, dated August 4, 2020, executed by the Company and delivered to The Depository Trust Company.

(T) Calculation Agent

The term “Calculation Agent” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(U) Compounded SOFR

“Compounded SOFR” shall be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial Interest Period, the SOFR Index value on August 11, 2025;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or, in the final Interest Period, relating to the maturity date or, in the case of a redemption or repayment of the notes, relating to the applicable redemption or repayment date); and

“dc” is the number of calendar days in the relevant Observation Period.

For the purposes of determining Compounded SOFR:

“Observation Period” means, in respect of each Interest Period for the Floating Rate Notes, the period from and including the date that is two U.S. Government Securities Business Days preceding the first date in such Interest Period to but excluding the date that is two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Period (or, in the final Interest Period, preceding the maturity date or, in the case of a redemption or repayment of the notes, relating to the applicable redemption or repayment date).

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day, the SOFR Index value as published by the SOFR Administrator (as defined herein) as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that if a SOFR Index value does not so appear as specified above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below, or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of Benchmark Transition Event” provisions set out in Section 2.02(F) below.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR averages, and definitions required for such formula, published on the SOFR Administrator’s Website, initially located at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180-calendar days” shall be removed. If SOFR does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Notwithstanding anything to the contrary in the documentation relating to the Floating Rate Notes, if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below under Section 2.02(F) “Effect of Benchmark Transition Event” shall thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Notes shall be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin, as determined by the Issuer or its designee; provided, however, that the minimum interest rate on the Floating Rate Notes shall not be less than 0.000%. The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(V) Corresponding Tenor.

The term “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

(W) Designee

The term “Designee” means the designee of the Company, which may be the Calculation Agent (only if the Calculation Agent is not the Trustee), a successor calculation agent, or other designee of the Company.

(X) Fixed Rate Notes

The term “Fixed Rate Notes” shall mean the 2027 Fixed Rate Notes, the 2028 Fixed Rate Notes, the 2030 Fixed Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes.

(Y) Floating Rate Notes

The term “Floating Rate Notes” shall mean the 2028-B Floating Rate Notes and the 2030 Floating Rate Notes.

(Z) Indenture

The term “Indenture” shall mean the Indenture, dated as of August 12, 2020, among the Company, the Guarantor and the Trustee, as it may from time to time hereafter be further supplemented, modified or amended, as provided in the Indenture.

(AA) Interest Determination Date

The term “Interest Determination Date” for the Floating Rate Notes shall mean the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the applicable maturity date).

(BB) Interest Payment Dates

The term “Interest Payment Dates” shall mean (i) each February 13 and August 13, commencing February 13, 2026, with respect to the 2027 Fixed Rate Notes and the 2028 Fixed Rate Notes, (ii) each April 15 and October 15, commencing April 15, 2026, with respect to the 2030 Fixed Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes, (iii) each February 13, May 13, August 13 and November 13, commencing November 13, 2025, with respect to the 2028-B Floating Rate Notes and (iv) each January 15, April 15, July 15 and October 15, commencing October 15, 2025, with respect to the 2030 Floating Rate Notes. If any Interest Payment Date for a series of Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. If any Interest Payment Date for a series of Fixed Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, and no interest shall accrue on the amount of interest due on that interest payment date for the period from and after such interest payment date to the next Business Day.

(CC) Interest Period

The term “Interest Period” shall mean for each series of Floating Rate Notes the period commencing on the applicable Interest Payment Date (or, in the case of the initial Interest Period, commencing on August 13, 2025) and ending on the day preceding the next Interest Payment Date. The initial Interest Period for the 2028-B Floating Rate Notes is August 13, 2025 through November 12, 2025. The initial Interest Period for the 2030 Floating Rate Notes is August 13, 2025 through October 14, 2025.

(DD) Interest Reset Date

The term “Interest Reset Date” shall mean for each series of Floating Rate Notes, the first day of each Interest Period other than the initial Interest Period.

(EE) ISDA Definitions

The term “ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(FF) ISDA Fallback Adjustment

The term “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

(GG) ISDA Fallback Rate

The term “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

(HH) Notes

The term “Notes” shall mean the 2027 Fixed Rate Notes, the 2028 Fixed Rate Notes, the 2028-B Floating Rate Notes, the 2030 Fixed Rate Notes, the 2030 Floating Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes.

(II) Reference Time

The term “Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such term is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee in accordance with the Benchmark Replacement Conforming Changes.

(JJ) Relevant Governmental Body

The term “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto.

(KK) Fourth Supplemental Indenture

The term “Fourth Supplemental Indenture” shall mean this Fourth Supplemental Indenture, dated as of August 13, 2025, among the Company, the Guarantor and the Trustee, as such is originally executed, or as it may from time to time be supplemented, modified or amended, as provided herein and in the Indenture.

(LL) Trustee

The term “Trustee” shall mean Deutsche Bank Trust Company Americas, until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, shall mean such successor.

(MM) Unadjusted Benchmark Replacement

The term “Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

Section 1.02 Other Definitions. All of the terms appearing herein shall be defined as the same are now defined under the provisions of the Indenture, except when expressly herein or otherwise defined.

Article Two

TERMS OF THE NOTES

Section 2.01 Each of the 2027 Fixed Rate Notes, the 2028 Fixed Rate Notes, the 2028-B Floating Rate Notes, the 2030 Fixed Rate Notes, the 2030 Floating Rate Notes, the 2032 Fixed Rate Notes, and the 2035 Fixed Rate Notes Constitutes a Series of Securities. Each of the 2027 Fixed Rate Notes, the 2028 Fixed Rate Notes, the 2028-B Floating Rate Notes, the 2030 Fixed Rate Notes, the 2030 Floating Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes are hereby authorized to be issued under the Indenture as a series of Securities. The 2027 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$500,000,000. The 2028 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$650,000,000. The 2028-B Floating Rate Notes shall be in the aggregate principal amount of U.S.$600,000,000. The 2030 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,200,000,000. The 2030 Floating Rate Notes shall be in the aggregate principal amount of U.S.$400,000,000. The 2032 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$1,250,000,000. The 2035 Fixed Rate Notes shall be in the aggregate principal amount of U.S.$900,000,000.

Section 2.02 Terms and Provisions of the Notes. The Notes shall be subject to the terms and provisions hereinafter set forth:

(A)

The 2027 Fixed Rate Notes shall be designated as the 3.950% Notes Due 2027. The 2028 Fixed Rate Notes shall be designated as the 4.050% Notes Due 2028. The 2028-B Floating Rate Notes shall be designated as the Floating Rate Notes Due 2028-B. The 2030 Fixed Rate Notes shall be designated as the 4.300% Notes Due 2030. The 2030 Floating Rate Notes shall be designated as the Floating Notes Due 2030. The 2032 Fixed Rate Notes shall be designated as the 4.500% Notes Due 2032. The 2035 Fixed Rate Notes shall be designated as the 4.850% Notes Due 2035.

(B)	The Notes shall bear interest on the unpaid principal amount thereof from August 13, 2025.

(C)

The 2027 Notes shall mature on August 13, 2027. The 2028 Notes shall mature on August 13, 2028. The 2030 Notes shall mature on October 15, 2030. The 2032 Notes shall mature on October 15, 2032. The 2035 Notes shall mature on October 15, 2035.

(D)

The 2027 Fixed Rate Notes shall bear interest at the rate of 3.950% per annum, payable on February 13, 2026 and on each February 13 and August 13 thereafter. The 2028 Fixed Rate Notes shall bear interest at the rate of 4.050% per annum, payable on February 13, 2026 and on each February 13 and August 13 thereafter. The 2030 Fixed Rate Notes shall bear interest at the rate of 4.300% per annum, payable on April 15, 2026 and on each April 15 and October 15 thereafter. The 2032 Fixed Rate Notes shall bear interest at the rate of 4.500% per annum, payable on April 15, 2026 and on each April 15 and October 15 thereafter. The 2035 Fixed Rate Notes shall bear interest at the rate of 4.850% per annum, payable on April 15, 2026 and on each April 15 and October 15 thereafter.

(E)

The Floating Rate Notes shall bear interest at a variable rate from August 13, 2025. The interest rate for the 2028-B Floating Rate Notes for a particular Interest Period will be a per annum rate equal to Compounded SOFR as determined on the applicable Interest Determination Date as determined by the Calculation Agent, plus 0.570%. The interest rate for the 2030 Floating Rate Notes for a particular Interest Period will be a per annum rate equal to Compounded SOFR as determined on the applicable Interest Determination Date as determined by the Calculation Agent, plus 0.820%. The interest rate on the Floating Rate Notes for each Interest Period shall be reset (or in the case of the initial Interest Period, set) on each Interest Reset Date.

Notwithstanding the foregoing paragraph, if the Company or its Designee determine on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then (i) the Company shall promptly provide written notice of such determination to the Calculation Agent and (ii) the provisions set forth below under Section 2.02(F) “Effect of Benchmark Transition Event” (the “Benchmark Transition Provisions”) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Floating Rate Notes during a relevant Interest Period. In accordance with the Benchmark Transition Provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each Interest Period on the Floating Rate Notes will be a rate per annum equal to the sum of the Benchmark Replacement and the margin of 0.570% for the 2028-B Floating Rate Notes and 0.820% for the 2030 Floating Rate Notes, as determined by the Company or its Designee provided, however, that the minimum interest rate on the Floating Rate Notes shall not be less than 0.000%.

However, if the Company or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant Interest Determination Date, the interest rate for the applicable Interest Period will be equal to the interest rate on the last Interest Determination Date for the Floating Rate Notes, as determined by the Company or its Designee.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The Calculation Agent will, upon the request of any holder of the Floating Rate Notes, provide the interest rate then in effect with respect to the Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and holders of the Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

(F)	Effect of Benchmark Transition Event:

Benchmark Replacement. If the Company or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

Decisions and Determinations. Any determination, decision, election or calculation that may be made by the Company or its Designee pursuant to the benchmark transition provisions described herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s or its Designee’s sole discretion and notwithstanding anything to the contrary in any documentation relating to the Floating Rate Notes, shall become effective without consent from the holders of the Floating Rate Notes or any other party.

(G)

Each of the 2027 Fixed Rate Notes, the 2028 Fixed Rate Notes, the 2028-B Floating Rate Notes, the 2030 Fixed Rate Notes, the 2030 Floating Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes shall be issued initially as one or more Global Securities (the “Global Notes”) in registered form registered in the name of The Depository Trust Company or its nominee in such denominations as are required by the Blanket Issuer Letter of Representations and otherwise as in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F, and Exhibit G to this Fourth Supplemental Indenture with such minor changes thereto as may be required in the process of printing or otherwise producing the Global Notes but not affecting the substance thereof.

(H)	The Depositary for the Notes shall be The Depository Trust Company.

(I)

The Global Notes shall be exchangeable for definitive Notes in registered form substantially the same as the Global Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof upon the terms and in accordance with the provisions of the Indenture.

(J)

Interest on the Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly Interest Period and a 360-day year. The Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

(K)

The Notes shall be payable (as to both principal and interest) when and as the same become due at the office of the Trustee; provided that as long as the Notes are in the form of one or more Global Notes, payments of interest may be made by wire transfer in accordance with the provisions of the Indenture and such Global Notes; and provided further that upon any exchange of the Global Notes for Notes in definitive form, the Company elects to exercise its option to have interest payable by check mailed to the registered owners at such owners’ addresses as they appear on the Register, as kept by the Trustee, on each relevant Record Date.

(L)	The Trustee shall be the registrar for the Notes and the Register of the Notes shall be kept at the principal office of the Trustee.

(M)

The Company hereby appoints the Trustee as the Calculation Agent in connection with the Notes. The Trustee shall be the Calculation Agent until a successor replaces it pursuant to the applicable provisions of the Indenture and, thereafter, Calculation Agent shall mean such successor.

(N)	The Record Date for the Notes shall be the fifteenth day preceding the relevant Interest Payment Date.

(O)

The Company or its Designee may redeem the 2027 Fixed Rate Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) 100% of the principal amount of the 2027 Fixed Rate Notes being redeemed, and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 5 basis points, less (b) interest accrued to, but not including, the redemption date; plus, in either case, accrued and unpaid interest thereon to the redemption date.

(P)

Prior to the applicable Par Call Date, the Company or its Designee may redeem each series of the Fixed Rate Notes (other than the 2027 Fixed Rate Notes) at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) 100% of the principal amount of the Fixed Rate Notes being redeemed, and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 5 basis points in the case of the 2028 Fixed Rate Notes; 10 basis points in the case of the 2030 Fixed Rate Notes; 10 basis points in the case of the 2032 Fixed Rate Notes; and 10 basis points in the case of the 2035 Fixed Rate Notes, less (b) interest accrued to, but not including, the redemption date; plus, in either case, accrued and unpaid interest thereon to the redemption date.

(Q)

On or after applicable Par Call Date, the Company or its Designee may redeem the Fixed Rate Notes of each series (other than the 2027 Fixed Rate Notes), in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Fixed Rate Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

(R)

“Par Call Date” means, with respect to the 2028 Fixed Rate Notes, July 13, 2028 (one month prior to the maturity date of the 2028 Fixed Rate Notes); with respect to the 2030 Fixed Rate Notes, September 15, 2030 (one month prior to the maturity date of the 2030 Fixed Rate Notes); with respect to the 2032 Fixed Rate Notes, August 15, 2032 (two months prior to the maturity date of the 2032 Fixed Rate Notes); and with respect to the 2035 Fixed Rate Notes, July 15, 2035 (three months prior to the maturity date of the 2035 Fixed Rate Notes).

(S)	“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company or its Designee in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company or its Designee after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its Designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its Designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes. If there is no United States Treasury security maturing on the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes, one with a maturity date preceding the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes and one with a maturity date following the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes, the Company or its Designee shall select the United States Treasury security with a maturity date preceding the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes. If there are two or more United States Treasury securities maturing on the maturity date with respect to the 2027 Fixed Rate Notes or the applicable Par Call Date with respect to all other series of Fixed Rate Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its Designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer’s or its Designee’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(T)	The Floating Rate Notes shall not be redeemable prior to maturity.

(U)

Subject to the terms and applicable limitations set forth in the Indenture and the form of Notes, the Notes shall be fully and unconditionally guaranteed by the Guarantor pursuant to the terms set forth in Article XIV of the Indenture.

Article Three

AMENDMENT TO THE INDENTURE

Section 3.01 Amendment to Section 3.3 of the Indenture. The Indenture is hereby amended by replacing the text of the final sentence of the first paragraph of Section 3.3 thereof and the second paragraph of Section 3.3 thereof with the following text:

“The signature of any of these officers on the Securities may be manual, facsimile or electronic. Securities and the Guaranty endorsed thereon bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company or the Guarantor, as applicable, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and the Guaranty endorsed thereon or did not hold such offices at the date of such Securities and the Guaranty endorsed thereon.”

Section 3.02 Amendment to Section 11.4 of the Indenture. A new paragraph shall be added to the end of Section 11.4, which shall read as follows:

“Any notice of redemption of Securities to be redeemed at the election of the Company may state that such redemption shall be conditional, in the Company’s discretion, on one or more conditions precedent, and that the Redemption Date may (but shall not be required to) be delayed until such time as any or all of such conditions have been satisfied, and that such conditional notice of redemption may be rescinded by the Company if the Company determines that any or all such conditions will not be satisfied by the Redemption Date, and that in such event, such Redemption Notice shall be of no further force or effect and the Company shall not be required to redeem such Securities on the Redemption Date or otherwise.”

Article Four

AMENDMENT TO THE THIRD SUPPLEMENTAL INDENTURE AND THIRD

SUPPLEMENTAL INDENTURE FLOATING RATE NOTES

Section 4.01 Amendment to Third Supplemental Indenture.

(A)	Section 1.01 (Z) of the Third Supplemental Indenture is hereby deleted in its entirety and replaced with the following:

“(Z) Interest Determination Date

The term “Interest Determination Date” for the Floating Rate Notes shall mean the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the applicable maturity date).”

(B)	The fourth paragraph of each 2027 Floating Rate Note is hereby deleted in its entirety and replace with the following:

“The 2027 Floating Rate Notes shall bear interest at a variable rate from February 26, 2025, payable on each February 26, May 26, August 26 and November 26, commencing May 27, 2025 (each an “Interest Payment Date”). If any Interest Payment Date for the 2027 Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2027 Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to Compounded SOFR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.36%. The interest rate on the 2027 Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on February 26, 2025) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is February 26, 2025 through May 25, 2025. The interest determination date for an Interest Period will be the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date) (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be May 22, 2025. Interest on the 2027 Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly Interest Period and a 360-day year.”

(C)	The fourth paragraph of each Third Supplemental Indenture Floating Rate Note is hereby deleted in its entirety and replace with the following:

“The 2028 Floating Rate Notes shall bear interest at a variable rate from February 26, 2025, payable on each February 26, May 26, August 26 and November 26, commencing May 27, 2025 (each an “Interest Payment Date”). If any Interest Payment Date for the 2028 Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2028 Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to Compounded SOFR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.47%. The interest rate on the 2028 Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on February 26, 2025) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is February 26, 2025 through May 25, 2025. The interest determination date for an Interest Period will be the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date) (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be May 22, 2025. Interest on the 2028 Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly Interest Period and a 360-day year.”

Article Five

MISCELLANEOUS PROVISIONS

Section 5.01 Provisions of the Indenture. Except insofar as herein otherwise expressly provided, all of the definitions, provisions, terms and conditions of the Indenture shall be deemed to be incorporated in and made a part of this Fourth Supplemental Indenture; and the Indenture and this Fourth Supplemental Indenture is in all respects ratified and confirmed, and the Indenture and this Fourth Supplemental Indenture shall be read, taken and considered as one and the same instrument.

Section 5.02 Calculation Agent. It is understood that all the rights, protections and immunities, including the right to indemnification, extended to the Trustee pursuant to the Indenture shall be applicable to the Calculation Agent under this Fourth Supplemental Indenture as if fully set forth herein.

Section 5.03 Separability of Invalid Provisions. In case any one or more of the provisions contained in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Fourth Supplemental Indenture, and to the extent and only to the extent that any such provision is invalid, illegal or unenforceable, this Fourth Supplemental Indenture shall be construed as if such provision had never been contained herein.

Section 5.04 Execution in Counterparts. This Fourth Supplemental Indenture may be simultaneously executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original. The exchange of copies of this Fourth Supplemental Indenture and of signature pages by facsimile, electronic or PDF transmission shall constitute effective execution and delivery of this Fourth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Fourth Supplemental Indenture and signature pages for all purposes.

Section 5.05 Trustee’s Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Fourth Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Guarantor, or for or with respect to (i) the validity or sufficiency of this Fourth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantor by action or otherwise, (iii) the due execution hereof by the Company and the Guarantor or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 5.06 Effectiveness. The obligations of the parties hereto, including any amendment to the Indenture hereby, shall become effective as of the date of this Fourth Supplemental Indenture.

Section 5.07 Tax Matters. In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Tax Law”) that the Company, the Guarantor, the Trustee or the applicable paying agent is subject to related to the Notes, the Company agrees (i) if reasonably requested by the Trustee, to provide to the Trustee such information as it may have in its possession about Holders or the Notes (including any modification to the terms of the Notes) so that the Trustee can determine whether it has tax related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Notes to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability.

In connection with any proposed transfer of Notes outside the book entry system, the Company shall be required to provide or cause to be provided to the Trustee such information as it may have in its possession that is reasonably requested by the Trustee and necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Internal Revenue Code Section 6045. The Trustee may rely on any such information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

Notwithstanding anything in this Section 5.07 to the contrary, the Company shall not be required to provide information if it reasonably determines that doing so would violate any applicable law, regulation or confidentiality obligations.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, CHEVRON U.S.A. INC., CHEVRON CORPORATION and DEUTSCHE BANK TRUST COMPANY AMERICAS have each caused this Fourth Supplemental Indenture to be duly executed, all as of the day and year first written above.

CHEVRON U.S.A. INC.

By:	/s/ Martin E. Garrett
Name: Martin E. Garrett
Title: Assistant Treasurer

CHEVRON CORPORATION

By:	/s/ Amanda C. Lewis
Name: Amanda C. Lewis
Title: Assistant Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Director

By:	/s/ Sebastian Hidalgo
Name: Sebastian Hidalgo
Title: Assistant Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Calculation Agent

By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Director

By:	/s/ Sebastian Hidalgo
Name: Sebastian Hidalgo
Title: Assistant Vice President

[Signature Page to Fourth Supplemental Indenture]

Exhibit A

$[__]	CUSIP: 166756 BG0
N-[_]	ISIN: US166756BG06

CHEVRON U.S.A. INC.

3.950% NOTE DUE 2027

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on August 13, 2027 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 13, 2025 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 3.950% per annum, payable on each February 13 and August 13, commencing February 13, 2026 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

3.950% NOTE DUE 2027

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “3.950% Notes Due 2027” aggregating $500,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis, (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate, plus interest accrued on the Notes being redeemed to, but not including, the redemption date, plus 0.05%, less (b) interest accrued to, but not including, the redemption date, plus in either case, accrued but unpaid interest thereon to the redemption date. The “Treasury Rate” is to be determined on the third Business Day preceding the redemption date and will be based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the maturity date of the Notes on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the maturity date of the Notes. If there is no United States Treasury security maturing on the maturity date of the Notes but there are two or more United States Treasury securities with a maturity date equally distant from the maturity date of the Notes, one with a maturity date preceding the maturity date of the Notes and one with a maturity date following the maturity date of the Notes, the Company or its designee shall select the United States Treasury security with a maturity date preceding the maturity date of the Notes. If there are two or more United States Treasury securities maturing on t the maturity date of the Notes or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit B

$[__]	CUSIP: 166756 BH8
N-[_]	ISIN: US166756BH88

CHEVRON U.S.A. INC.

4.050% NOTE DUE 2028

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on August 13, 2028 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 13, 2025 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.050% per annum, payable on each February 13 and August 13, commencing February 13, 2026 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.050% NOTE DUE 2028

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.050% Notes Due 2028” aggregating $650,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to July 13, 2028 (the “Par Call Date”), the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 0.05%, less (b) interest accrued to, but not including, the redemption date, plus in either case, accrued but unpaid interest thereon to the redemption date. On or after the Par Call Date, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Treasury Rate” is to be determined on the third Business Day preceding the redemption date and will be based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company or its designee shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit C

$[__]	CUSIP: 166756 BM7
N-[_]	ISIN: US166756BM73

CHEVRON U.S.A. INC.

FLOATING RATE NOTE DUE 2028-B

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [___] ($[__]) on August 13, 2028 in lawful money of the United States of America.

The 2028-B Floating Rate Notes shall bear interest at a variable rate from August 13, 2025, payable on each February 13, May 13, August 13 and November 13, commencing November 13, 2025 (each an “Interest Payment Date”). If any Interest Payment Date for the 2028-B Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2028-B Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to Compounded SOFR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.570%. The interest rate on the 2028-B Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on August 13, 2025) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is August 13, 2025 through November 12, 2025. The interest determination date for an Interest Period will be the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date) (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be November 10, 2025. Interest on the 2028-B Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly Interest Period and a 360-day year.

Subject to the Benchmark Transition Provisions (as defined below), “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial Interest Period, the SOFR Index value on August 11, 2025;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or in the final Interest Period, relating to the maturity date or, in the case of a redemption or repayment of the 2028-B Floating Rate Notes, relating to the applicable redemption or repayment date); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR:

“Interest Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date).

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Period (or, in the final Interest Period, preceding the maturity date or, in the case of a redemption or repayment of the 2028-B Floating Rate Notes, relating to the applicable redemption or repayment date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the documentation relating to the 2028-B Floating Rate Notes, if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below in the “Effect of Benchmark Transition Event” shall thereafter apply to all determinations of the rate of interest payable on the 2028-B Floating Rate Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Notes shall be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-reporeference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

All percentages resulting from any calculation of any interest rate for the 2028-B Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2028-B Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the interest rate on the 2028-B Floating Rate Notes will in no event be lower than zero.

The Calculation Agent will, upon the request of any holder of the 2028-B Floating Rate Notes, provide the interest rate then in effect with respect to the 2028-B Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and holders of the 2028-B Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

Effect of Benchmark Transition Event

Benchmark Replacement. If the Company or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2028-B Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time. No such change shall affect the rights, duties or immunities of the Trustee, the Calculation Agent or the Paying Agent under the Indenture or otherwise without their consent.

Decisions and Determinations. Any determination, decision, election or calculation that may be made by the Company or its Designee pursuant to the benchmark transition provisions described herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company or its Designee’s sole discretion and notwithstanding anything to the contrary in any documentation relating to the 2028-B Floating Rate Notes, shall become effective without consent from the holders of the 2028-B Floating Rate Notes or any other party. None of the Trustee, the Calculation Agent or the Paying Agent will have any liability for any determination made by or on behalf of the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement, and each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to waive, release, and covenant not to assert any claims against the Trustee, the Calculation Agent or the Paying Agent relating to any such determinations. Without limiting the generality of the foregoing, none of the Trustee, the Calculation Agent or the Paying Agent shall have any responsibility to determine whether any manifest error has occurred and may conclusively assume that no manifest error exists and shall suffer no liability in so assuming.

Certain Defined Terms. As used herein:

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Period and other administrative matters) that the Company or its Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its Designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its Designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such term is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the 2028-B Floating Rate Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

FLOATING RATE NOTE DUE 2028-B

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “Floating Rate Notes Due 2028-B” aggregating $600,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The 2028-B Floating Rate Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit D

$[__]	CUSIP: 166756 BJ4
N-[_]	ISIN: US166756BJ45

CHEVRON U.S.A. INC.

4.300% NOTE DUE 2030

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2030 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 13, 2025 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.300% per annum, payable on each April 15 and October 15, commencing April 15, 2026 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.300% NOTE DUE 2030

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.300% Notes Due 2030” aggregating $1,200,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to September 15, 2030 (the “Par Call Date”), the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 0.10%, less (b) interest accrued to, but not including, the redemption date, plus in either case, accrued but unpaid interest thereon to the redemption date. On or after the Par Call Date, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Treasury Rate” is to be determined on the third Business Day preceding the redemption date and will be based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company or its designee shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit E

$[__]	CUSIP: 166756 BN5
N-[_]	ISIN: US166756BN56

CHEVRON U.S.A. INC.

FLOATING RATE NOTE DUE 2030

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [___] ($[__]) on October 15, 2030 in lawful money of the United States of America.

The 2030 Floating Rate Notes shall bear interest at a variable rate from August 13, 2025, payable on each January 15, April 15, July 15 and October 15, commencing October 15, 2025 (each an “Interest Payment Date”). If any Interest Payment Date for the 2030 Floating Rate Notes falls on a date that is not a Business Day, the applicable interest payment will be made on the next Business Day, except that if that Business Day is in the immediately succeeding calendar month, the interest payment will be made on the next preceding Business Day, in each case with interest accruing to the applicable Interest Payment Date as so adjusted. The interest rate for the 2030 Floating Rate Notes for a particular Interest Period (as defined below) will be a per annum rate equal to Compounded SOFR (as defined below) as determined on the applicable Interest Determination Date (as defined below) by the calculation agent appointed by the Company, which initially will be the Trustee (the “Calculation Agent”), plus 0.820%. The interest rate on the 2030 Floating Rate Notes shall be reset on the first day of each Interest Period other than the initial Interest Period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial Interest Period, commencing on August 13, 2025) and ending on the day preceding the next Interest Payment Date (each an “Interest Period”). The initial Interest Period is August 13, 2025 through October 14, 2025. The interest determination date for an Interest Period will be the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date) (the “Interest Determination Date”). The Interest Determination Date for the initial Interest Period will be October 10, 2025. Interest on the 2030 Floating Rate Notes will be calculated on the basis of the actual number of days in each quarterly Interest Period and a 360-day year.

Subject to the Benchmark Transition Provisions (as defined below), “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial Interest Period, the SOFR Index value on the preceding Interest Determination Date, and, for the initial Interest Period, the SOFR Index value on August 11, 2025;

“SOFR IndexEnd” = The SOFR Index value on the Interest Determination Date relating to the applicable Interest Payment Date (or in the final Interest Period, relating to the maturity date or, in the case of a redemption or repayment of the 2030 Floating Rate Notes, relating to the applicable redemption or repayment date); and

“dc” is the number of calendar days in the relevant Observation Period.

For purposes of determining Compounded SOFR:

“Interest Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, before the maturity date).

“Observation Period” means, in respect of each Interest Period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such Interest Period (or, in the final Interest Period, preceding the maturity date or, in the case of a redemption or repayment of the 2030 Floating Rate Notes, relating to the applicable redemption or repayment date).

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); provided that:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailable Provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary in the documentation relating to the 2030 Floating Rate Notes, if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below in the “Effect of Benchmark Transition Event” shall thereafter apply to all determinations of the rate of interest payable on the 2030 Floating Rate Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each Interest Period on the Notes shall be an annual rate equal to the sum of the Benchmark Replacement and the applicable margin.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https://www.newyorkfed.org/markets/treasury-reporeference-rates-information. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If SOFR does not so appear for any day “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

All percentages resulting from any calculation of any interest rate for the 2030 Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the 2030 Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application. Additionally, the interest rate on the 2030 Floating Rate Notes will in no event be lower than zero.

The Calculation Agent will, upon the request of any holder of the 2030 Floating Rate Notes, provide the interest rate then in effect with respect to the 2030 Floating Rate Notes and, if it has been determined, the interest rate to be in effect for the next Interest Period. The Calculation Agent shall calculate the interest rate in accordance with the foregoing and shall notify the Trustee or paying agent of such interest rate. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and holders of the 2030 Floating Rate Notes and neither the Trustee nor any paying agent shall have the duty to verify determinations of interest rates made by the Calculation Agent.

Effect of Benchmark Transition Event

Benchmark Replacement. If the Company or its Designee determine that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2030 Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time. No such change shall affect the rights, duties or immunities of the Trustee, the Calculation Agent or the Paying Agent under the Indenture or otherwise without their consent.

Decisions and Determinations. Any determination, decision, election or calculation that may be made by the Company or its Designee pursuant to the benchmark transition provisions described herein, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company or its Designee’s sole discretion and notwithstanding anything to the contrary in any documentation relating to the 2030 Floating Rate Notes, shall become effective without consent from the holders of the 2030 Floating Rate Notes or any other party. None of the Trustee, the Calculation Agent or the Paying Agent will have any liability for any determination made by or on behalf of the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement, and each Noteholder and Note Owner, by its acceptance of a Note or a beneficial interest in a Note, will be deemed to waive, release, and covenant not to assert any claims against the Trustee, the Calculation Agent or the Paying Agent relating to any such determinations. Without limiting the generality of the foregoing, none of the Trustee, the Calculation Agent or the Paying Agent shall have any responsibility to determine whether any manifest error has occurred and may conclusively assume that no manifest error exists and shall suffer no liability in so assuming.

Certain Defined Terms. As used herein:

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(2)	the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)

the sum of: (a) the alternate rate of interest that has been selected by the Company or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)

the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Period and other administrative matters) that the Company or its Designee decide may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its Designee decide that adoption of any portion of such market practice is not administratively feasible or if the Company or its Designee determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its Designee determine is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; and

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)

a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“ISDA Definitions” means the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor, excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such term is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement, excluding the Benchmark Replacement Adjustment.

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the 2030 Floating Rate Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

FLOATING RATE NOTE DUE 2030

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “Floating Rate Notes Due 2030” aggregating $400,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

The 2030 Floating Rate Notes will not be redeemable prior to maturity.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit F

$[__]	CUSIP: 166756 BK1
N-[_]	ISIN: US166756BK18

CHEVRON U.S.A. INC.

4.500% NOTE DUE 2032

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2032 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 13, 2025 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.500% per annum, payable on each April 15 and October 15, commencing April 15, 2026 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.500% NOTE DUE 2032

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.500% Notes Due 2032” aggregating $1,250,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to August 15, 2032 (the “Par Call Date”), the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 0.10%, less (b) interest accrued to, but not including, the redemption date, plus in either case, accrued but unpaid interest thereon to the redemption date. On or after the Par Call Date, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Treasury Rate” is to be determined on the third Business Day preceding the redemption date and will be based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company or its designee shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

Exhibit G

$[__]	CUSIP: 166756 BL9
N-[_]	ISIN: US166756BL90

CHEVRON U.S.A. INC.

4.850% NOTE DUE 2035

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CHEVRON U.S.A. INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE EVIDENCING THE NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

CHEVRON U.S.A. INC. (herein referred to as the “Company”), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [__] ($[__] ) on October 15, 2035 in lawful money of the United States of America and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon in like money from August 13, 2025 or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for until payment of such principal sum, at the rate of 4.850% per annum, payable on each April 15 and October 15, commencing April 15, 2026 (the “Interest Payment Dates”).

The principal hereof is payable upon presentation and surrender of this Note at the principal office of Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”). Interest on this Note may be payable by check or draft mailed to the person in whose name this Note is registered at the close of business on the Record Date for such interest payment at such person’s address as it appears on the registration books of the Trustee. The Record Date for the Notes is the date which is 15 days prior to the relevant Interest Payment Date.

Subject to the terms of the Indenture (hereinafter defined), this Security is fully and unconditionally guaranteed as to all payments due hereon whether at the Stated Maturity, by acceleration, redemption, repayment or otherwise by Chevron Corporation (the “Guarantor”) in accordance with the terms of set forth in Article XIV of the Indenture.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH AT THIS PLACE.

This Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the Certificate of Authentication hereon endorsed shall have been executed by manual or electronic signature by the Trustee.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Note to be signed by its respective Assistant Treasurer manually, in facsimile or electronically and attested by the manual, facsimile or electronic signature of its Secretary or an Assistant Secretary.

Dated: August 13, 2025

CHEVRON U.S.A. INC.

By:
Name: Martin E. Garrett
Title: Assistant Treasurer

Attest:
Assistant Secretary

CHEVRON CORPORATION, as Guarantor

By:
Name: Amanda C. Lewis
Title: Assistant Treasurer

Attest:
Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities, of the Series designated herein, described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

CHEVRON U.S.A. INC.

4.850% NOTE DUE 2035

This Note is one of a duly authorized issue of securities of the Company, not limited in aggregate principal amount, all issued or to be issued in one or more series of varying dates, numbers, interest rates and other provisions, under an Indenture dated as of August 12, 2020, as amended by the Fourth Supplemental Indenture dated as of August 13, 2025 (such indenture as so amended being herein referred to as the “Indenture”) each being among the Company, the Guarantor and the Trustee. This Note is one of a series of Notes designated as its “4.850% Notes Due 2035” aggregating $900,000,000 in principal amount (herein called the “Notes”).

Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, obligations, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the holders of the Notes, to all of the provisions of which Indenture the registered owner of this Note, by acceptance hereof, assents and agrees. The Indenture contains provisions permitting the Company, the Guarantor and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities (which term is defined in the Indenture as any security or securities of the Company, authenticated and delivered under the Indenture) at the time Outstanding (as defined in the Indenture) and affected by such supplemental indenture, to execute one or more supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of such Securities; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security (including the Notes) affected thereby: (1) change the Stated Maturity (as defined in the Indenture) of the principal of, or premium, if any, or any installment of principal of or interest on, any Security; (2) reduce the principal amount of any Security or reduce the amount of the principal of an Original Issue Discount Security (as defined in the Indenture) or any other Security which would be due and payable upon a declaration of acceleration of the Maturity (as defined in the Indenture) thereof pursuant to Section 502, or reduce the rate of interest on any Security; (3) reduce any premium payable upon the redemption of or change the date on which any Security may or must be redeemed; (4) change the coin or currency in which the principal of or premium, if any, or interest on any Security is payable; (5) impair the right of any holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date (as defined in the Indenture)); (6) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; or (7) modify any of the provisions of Sections 9.2, 5.12 or 10.5 of the Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to “the Trustee” and concomitant changes in Sections 9.2 and 10.5 of the Indenture, or the deletion of Section 9.2(7), in accordance with the requirements of Section 6.11 and 9.1(6) of the Indenture. It is also provided in the Indenture that the holders of a majority in principal amount of the Notes may waive (a) compliance by the Company with the covenants contained in Article X of the Indenture with respect to the Notes and (b) any past or existing Event of Default with respect to the Notes and its consequences except a continuing default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the registered owner of the Note so affected.

Prior to July 15, 2035 (the “Par Call Date”), the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon, discounted to the redemption date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 0.10%, less (b) interest accrued to, but not including, the redemption date, plus in either case, accrued but unpaid interest thereon to the redemption date. On or after the Par Call Date, the Notes shall be subject to redemption, at the option of the Company, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus interest accrued on the Notes being redeemed to, but not including, the redemption date. The “Treasury Rate” is to be determined on the third Business Day preceding the redemption date and will be based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company or its designee shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. As provided in the Indenture, notice of redemption shall be given to the registered owners of Notes to be redeemed by mailing a notice of such redemption not less than 10 nor more than 60 days prior to the date fixed for redemption, to their addresses as they appear on the register books.

If an Event of Default (as that term is defined in the Indenture) shall occur, the principal of all Notes and the interest accrued thereon may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Notes then Outstanding.

The Notes are issuable in registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. Notes may be exchanged for a like aggregate amount of Notes of other authorized denominations as provided in the Indenture. This Note is transferable at the office of the Trustee by the registered owner hereof in person, or by such registered owner’s attorney duly authorized in writing, on the books of the Company at said office, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Note. Upon such transfer a new fully registered Note or Notes of authorized denomination or denominations, for the same aggregate principal amount will be issued to the transferee in exchange herefor.

The Company, the Trustee and any agent of the Company or the Trustee and any paying agent may treat the registered owner hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee) for the purpose of receiving payment hereof or on account hereof and for all other purposes, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

THIS NOTE AND THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR IN RESPECT HEREOF ARE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

No recourse shall be had for the payment of the principal of or the interest on this Note or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or the Guarantor or of any successor of the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

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